UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2025
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Asana, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39495	26-3912448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 Folsom Street,	Suite 100
San Francisco,	CA	94107
(Address of Principal Executive Offices)		(Zip Code)
(415) 525-3888
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	ASAN	New York Stock Exchange
Long-Term Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On December 2, 2025, Asana, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended October 31, 2025 and updated guidance for the fourth quarter and full fiscal year 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Chief Operating Officer
On November 30, 2025, Anne Raimondi notified the Board of Directors (the “Board”) of her decision to resign as Chief Operating Officer (“COO”) of the Company, effective as of December 31, 2025. Ms. Raimondi remains an employee of the Company, and will transition to an advisory role until March 31, 2026, as described in the Transition Services Agreement (the “Raimondi Transition Services Agreement”) filed herein as Exhibit 10.1. There were no disagreements between Ms. Raimondi and the Company, and her departure is not related to the operations, policies, or practices of the Company.
Transition of General Counsel and Corporate Secretary
On November 30, 2025, Eleanor Lacey notified the Board of her decision to resign as General Counsel and Corporate Secretary of the Company, effective as of December 31, 2025. Ms. Lacey remains an employee of the Company, and will transition to an advisory role until March 31, 2026, as described in the Transition Services Agreement (the “Lacey Transition Services Agreement”) filed herein as Exhibit 10.2. There were no disagreements between Ms. Lacey and the Company, and her departure is not related to the operations, policies, or practices of the Company.
The Board has appointed Katie Colendich as Ms. Lacey’s successor as General Counsel and Corporate Secretary, effective as of January 1, 2026, and Ms. Colendich entered into an employment offer letter with the Company (the “Colendich Offer Letter”) on December 1, 2025.
Ms. Colendich, 46, has served in several senior legal leadership roles at Asana beginning in April 2020, most recently as Deputy General Counsel of Corporate & Product/AI Legal and Assistant Corporate Secretary. Prior to joining Asana, Ms. Colendich served as Vice President & Associate General Counsel of Corporate Securities, Finance, and Global Governance at HP, Inc., a printing and personal systems company, from October 2015 to April 2020. Previously, Ms. Colendich served as Director and Senior Counsel of Corporate Securities and Mergers & Acquisitions at Hewlett-Packard Company from October 2013 to October 2015. Earlier in her career, Ms. Colendich practiced at the law firm of O'Melveny & Myers LLP from 2004 to 2013. Ms. Colendich holds a J.D. from the University of Washington, School of Law and graduated cum laude with a B.A. in English and B.S. in Political Science from Santa Clara University.
Pursuant to Ms. Colendich’s offer letter, she will receive an annual base salary of $500,000 and be eligible to earn an initial annual target bonus of equal to 10% of her annual base salary, each to be prorated for fiscal 2026 based on the number of days she is employed by the Company as General Counsel and Corporate Secretary during fiscal 2026. The actual annual bonus may range from 0% to 150% based on the achievement of performance targets. Ms. Colendich will also receive a number of restricted stock units (“RSUs”) with a total grant date value of $420,000 and a target number of performance-based restricted stock units (“PSUs”) with a total grant date value of $180,000. The number of RSUs to be granted will be calculated based on the average closing share price of the Company’s Class A Common Stock on each trading day for the month prior to the grant date. The maximum number of PSUs eligible to vest shall be equal to 200% of the target number of PSUs. The RSUs and PSUs will both be subject to the terms and conditions applicable to RSUs and PSUs granted under the Company’s 2020 Equity Incentive Plan and the applicable award agreements that Ms. Colendich will be required to sign as a condition of the grants.
Once granted, the RSUs will vest in 1/12th installments quarterly over three years, subject to Ms. Colendich’s continuous service through the applicable vesting date.
The PSU Grant will be earned based on the achievement of performance goals over three one-year performance periods. The first performance period for the PSU Grant is expected to commence on or around February 1, 2026. The specific PSU Grant date and the PSU performance goals, measurement criteria, and vesting terms applicable to the PSU Grant will be determined by the Board at a later date. With respect to the target number of PSUs eligible for vest in each performance period, performance below the 25th percentile will result in 0% vesting, performance at the 25th percentile will result in 50% vesting, performance at the 50th percentile will result in 100% vesting, and performance at the 75th percentile or above will result in 200% vesting, with linear interpolation between performance levels, and in each case, subject to Ms. Colendich’s continuous service through the applicable vesting date.
The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions and agreements contained in the Colendich Offer Letter, and is subject to and qualified in its entirety by reference to the complete text of the Colendich Offer Letter, a copy of which is filed as Exhibit 10.3 hereto.
There are no arrangements or understandings between Ms. Colendich and any other persons pursuant to which she was appointed as an executive officer of the Company. There are no family relationships between Ms. Colendich and any other director or executive officer of the Company and she has no direct or indirect material interest in any transaction or series of transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Transition Services Agreement between Anne Raimondi and the Registrant, dated December 1, 2025.
10.2	Transition Services Agreement between Eleanor Lacey and the Registrant, dated December 1, 2025.
10.3	Offer Letter between Katie Colendich and the Registrant, dated December 1, 2025.
99.1	Press Release, dated December 2, 2025, announcing financial results for the quarter ended October 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASANA, INC.

Dated: December 2, 2025	By:	/s/ Eleanor Lacey
Eleanor Lacey
General Counsel and Corporate Secretary